Exhibit 10.1

Note:  Throughout this document, certain confidential material contained herein has been omitted and has been separately filed with the Commission.  Each omission has been marked with an [***].

IP TRANSFER AGREEMENT

regarding the

sale and purchase of the

OLED Intellectual Property Rights

of BASF

by and between

1.BASF SE, Carl-Bosch-Strasse 38, 67056 Ludwigshafen/Rhine, Germany

- hereinafter referred to as "Seller" -

2.UDC Ireland Limited, Blanchardstown Corporate Park 2, Ballycoolin,

Dublin 15, Republic of Ireland

- hereinafter referred to as "Purchaser"-

- Seller and Purchaser hereinafter also referred to individually as a "Party" and collectively as "Parties" -

TABLE OF CONTENTS

A.	DEFINITIONS		4
B.	SALE, PURCHASE AND ASSIGNMENT, PURCHASE PRICE		6
	1.	Sold Assets	6
	2.	R&D Agreements	6
	3.	Purchase Price	8
C.	SIGNING DATE AND CLOSING		8
	4.	Signing Date and Closing	8
D.	GUARANTEES, REMEDIES, INDEMNITIES AND COVENANTS		10
	5.	Seller’s Guarantees	10
	6.	Guarantees of Purchasers	11
	7.	Remedies	12
	8.	Invention Act Indemnities; Indemnities for Excluded Assets and Excluded Liabilities	13
	9.	Seller’s Covenants	14
	10.	Expiration of Claims / Limitation of Claims	15
	11.	License Back	16
E.	MISCELLANEOUS		16
	12.	Restriction of Announcement and Confidentiality	16
	13.	Information, Records and Assistance Post-Closing	17
	14.	Notices	17
	15.	Miscellaneous	18
F.	LIST OF ANNEXES AND DISCLOSURE SCHEDULES		19

RECITALS

(A)

WHEREAS, Seller is, among other activities, itself and through certain Affiliates, engaged in the research in the field of the OLED Technology (as defined below) and has developed patent rights and related materials in relation thereto.

(B)

WHEREAS, Seller, after a strategic review of its business portfolio, has concluded that it wishes to sell and transfer the IP Rights (as defined below) in connection with the OLED Technology to Purchaser upon the terms and conditions of this Agreement (as defined below).

(C)	WHEREAS, Purchaser wishes to purchase and acquire the Sold Assets (as defined below) from Seller upon the terms and conditions of this Agreement.

NOW, THEREFORE, the Parties agree as follows:

A.	Definitions

"Affiliates" shall mean any company or other entity directly or indirectly controlled by Seller or Purchaser where "control" shall mean ownership of at least fifty percent (50%) of the share capital or voting rights;

"Agreement" shall mean this IP Transfer Agreement including all exhibits and schedules and any amendments made from time to time;

“Alternative Transfer” shall have the meaning as defined in Section 4.5;

“Assumed Liabilities” shall have the meaning as defined in Section 2.6;

“BASF Knowledge Persons” shall have the meaning as defined in Section 5.3;

“Best Knowledge of Seller” shall have the meaning as defined in Section 5.3;

“Business Days” shall be the banking days prevailing in Ludwigshafen/Rhine, Germany, excluding, for the avoidance of doubt, Saturdays;

“BMBF” shall have the meaning as defined in Section 4.4;

“[***]” shall have the meaning as defined in Section 4.4.3;

“Closing” shall have the meaning as defined in Section 4.1.2;

“Closing Date” shall be the date of the Closing;

“Closing Events” shall have the meaning as defined in Section 4.3;

“Confidential Information” shall have the meaning as defined in Section 12.2;

“Co-Owned IP Rights” shall have the meaning as defined in Section 1.2(ii);

“[***]” shall have the meaning as defined in Section 4.4.3:

“Deductible” shall have the meaning as defined in Section 10.3;

“De Minimis Claims” shall have the meaning as defined in Section 10.3;

“Due Date List” shall have the meaning as defined in Section 9.1.2

“Excluded Assets” shall have the meaning as defined in Section 1.3;

“Excluded Liabilities” shall have the meaning as defined in Section 2.1;

“Exclusively Owned IP Rights” shall have the meaning as defined in Section 1.2 (i);

“[***](s)” shall have the meaning as defined in Section 4.4;

“Final Resolution” means a resolution pursuant to a written settlement agreement, consent decree or other final non-appealable judgment of a court of competent jurisdiction;

“FRAND” shall have the meaning as defined in Section 5.1.8;

“Fundamental Reps” shall have the meaning as defined in Section 10.1.1;

“Funded IP Rights” shall have the meaning as defined in Section 4.4;

"Governmental Entity" shall mean any federal, state, local or foreign governmental or regulatory (including stock exchange) authority, agency, court, court commission or arbitral authority;

“[***] IP” shall have the meaning as defined in Section 1.3;

“IP Co-Owner” shall have the meaning as defined in Section 4.5;

“IP Files” shall have the meaning as defined in Section 9.2;

“IP Rights” shall have the meaning as defined in Section 1.2(ii);

“Joint Development Agreement” shall have the meaning as defined in Section 2.7;

“Know-How Packages” shall have the meaning as defined in Section 1.2(iii);

“Knowledge of Seller” shall have the meaning as defined in Section 5.3;

“Liability Cap” shall have the meaning as defined in Section 10.4;

“Losses” shall have the meaning as defined in Section 7.1;

“Non Assignable Co-Owned IP Rights” shall have the meaning as defined in Section 4.5;

“Non Covered Third Party Claim” shall have the meaning as defined in Section 9.3;

“Non-Transfer Event” shall have the meaning as defined in Section 4.5;

“OLED Technology” shall mean the composition of, development, manufacture and use of OLED materials, including, but not limited to, OLED lighting and display stacks;

“Parties” shall mean the Seller and the Purchaser;

“Purchaser” shall mean UDC Ireland Limited, Blanchardstown Corporate Park 2, Ballycoolin, Dublin 15, Republic of Ireland;

“Purchaser Claim” shall have the meaning as defined in Section 7.2;

“Purchase Price” shall have the meaning as defined in Section 3.1;

“Purchase Price Allocation” shall have the meaning as defined in Section 3.1;

“R&D Agreements” shall have the meaning as defined in Section 1.2.(iv);

“RAND” shall have the meaning as defined in Section 5.1.8;

“Records” shall have the meaning as defined in Section 13.1;

“Replacement Agreements” shall have the meaning as defined in Section 2.1;

“Sales Tax” shall have the meaning as defined in Section 3.2;

“Seller” shall mean BASF SE, a company organized, existing and doing business under and by virtue of the laws of Germany and the European Union with its office and principal place of business located at [***];

“Seller’s Account” shall have the meaning as defined in Section 3.4;

“Seller’s Guarantees” shall have the meaning as defined in Section 5.1;

“Signing Date” shall have the meaning as defined in Section 4.1.1;

“Sold Assets” shall have the meaning as defined in Section 1.2;

“Third Party” shall mean any person not being a party to this Agreement and not an Affiliate of a person who is a party to this Agreement;

“Third Party Claim” shall have the meaning as defined in Section 7.5;

“Third Party Claim Support” shall have the meaning as defined in Section 9.3; and

“Time Limitations” shall have the meaning as defined in Section 10.1.

B.	SALE, PURCHASE AND ASSIGNMENT, PURCHASE PRICE
1.	Sold Assets
1.1

Seller, upon the terms and conditions of this Agreement, hereby sells, assigns and transfers all Sold Assets (as defined in Section 1.2 below) to Purchaser with in rem effect (mit dinglicher Wirkung) as of the Signing Date (as defined in Section 4.1.1 below). Purchaser hereby purchases the Sold Assets from Seller and hereby undertakes to accept the transfer of the Sold Assets from Seller.

1.2	The term “Sold Assets” as used in this Agreement shall mean and include the following items:
(i)	all patents and patent applications (if any) as listed in Annex 1.2 A attached hereto (hereinafter the “Exclusively Owned IP Rights”);
(ii)

the respective co-ownership title (Bruchteilseigentum) of Seller regarding all patents and patent applications (if any) as listed in Annex 1.2 B attached hereto (hereinafter the “Co-Owned IP Rights”; the Exclusively Owned IP Rights and the Co-Owned IP Rights hereinafter collectively the “IP Rights”);

(iii)

all trade secrets, inventions, know-how, formulae, processes, procedures, internal research protocols, extracts of internal lab journals, records of inventions, test data and the like relating to the IP Rights (hereinafter the “Know-How Packages”) as listed in Annex 1.2 C attached hereto; and

(iv)

certain individual and limited rights and the corresponding obligations under three (3) written joint R&D agreements, the term of which already expired but certain rights and obligations will continue even after the expiration of the given term, known as “[***]”, “[***]” and “[***]” agreements (hereinafter the “R&D Agreements”) with respect to certain Co-Owned IP Rights to which the Seller or any of its Affiliates is a party, a list of such R&D Agreements and copies thereof are attached hereto as Annex 1.2 D.

1.3

Notwithstanding anything contained in this Agreement to the contrary, the Sold Assets shall only include those items specifically described and listed in Section 1.2 and the corresponding annexes and shall not include any other assets owned, used or held for use by Seller or its Affiliates, including but not limited to, any intellectual property rights jointly generated in the Joint Development Agreement and previously owned by Seller and [***] (hereinafter the “[***] IP”) as listed in Annex 1.3 and transferred and sold prior to the Signing Date by Seller to [***] (hereinafter the “Excluded Assets”).

2.	R&D Agreements
2.1

Seller and Purchaser, upon the terms and conditions of this Agreement, hereby agree to reach out to the other parties of the R&D Agreements and to enter with them into Replacement Agreements that are materially identical to the versions attached as Annex 2.1 (hereinafter referred to as the “Replacement Agreements”). Seller shall retain and be responsible for paying, performing and discharging when due, any liability or obligation arising under any R&D Agreement with respect to (i) a breach or default under any R&D Agreement committed on or prior to the Closing Date or the signing of the Replacement Agreements (whichever is earlier), and (ii) any obligation required by the terms of any R&D Agreement to be performed on or prior to the Closing Date or the signing of the Replacement Agreements (whichever is earlier) (such liabilities and obligations hereinafter collectively the “Excluded Liabilities”). Purchaser shall be responsible for paying, performing and discharging when due, any liability or obligation arising under any R&D Agreement following the transfer of the respective R&D Agreements with respect to (i) a breach or default under any R&D Agreement committed after the Closing Date or the signing of the Replacement Agreements (whichever is earlier) and which are not the direct result of actions undertaken by Seller and (ii) any obligation required by the terms of any R&D Agreement to be performed by Purchaser and the Assignee after the Closing Date or the signing of the Replacement Agreements (whichever is earlier).

2.2

To effect the entering into the Replacement Agreements, Seller will contact the respective parties to the R&D Agreements and seek the required consents having the effect that Seller is replaced by Purchaser as party to each of the R&D Agreements with commercial effect (mit wirtschaftlicher Wirkung) as of the Closing Date. Seller shall use its reasonable best efforts to obtain such consents as soon as practical. Moreover, Seller shall use its reasonable best efforts (with Purchaser’s reasonable assistance) to persuade the other parties to the R&D Agreements to agree to the Replacement Agreements. For purposes of this Section 2.2, "reasonable best efforts" shall not include any requirement of Seller to expend money in excess of US[***] commence or participate in any litigation or offer or grant any material accommodation (financial or otherwise) to any third Party to the R&D Agreements.

2.3

Seller is not required to take any action to effect the assignment of certain individual rights under the R&D Agreements and the assumption of certain individual obligations under the R&D Agreements if an attempted direct or indirect assignment thereof, without the consent of a Third Party, would constitute a breach, default, violation or other contravention of the rights of such Third Party, would be ineffective with respect to any party to the respective R&D Agreement, or would in any way adversely affect the rights of Seller or, upon transfer, of Purchaser under the respective R&D Agreement.

2.4

Until (i) the Replacement Agreements by which Purchaser replaces Seller as party to each R&D Agreement with commercial effect (mit wirtschaftlicher Wirkung) as of the Closing Date have been concluded or (ii) in case that no such agreements will be reached with all relevant parties to the R&D Agreements, the Parties will treat each other internally as if all parties to the R&D Agreements had agreed to replace Seller by Purchaser as party to each of the R&D Agreements with commercial effect (mit wirtschaftlicher Wirkung) as of the Closing Date. To achieve this purpose, Seller could, e.g., hold the respective benefits under such R&D Agreement for which such consent or approval has not been obtained in trust for Purchaser (but only to the extent that holding such benefit in trust without first having obtained the consent or approval of the other contracting party does not constitute a breach of, or result in a default under the respective R&D Agreement) and use its reasonable best efforts to continue to comply with the remaining obligations under the respective R&D Agreement. All benefits derived under any such R&D Agreement after the Closing Date shall be for the benefit of Purchaser, and Seller shall take or cause to be taken all action that Purchaser may reasonably require to provide Purchaser with the benefit thereof.

2.5

Purchaser undertakes to assist Seller to the extent required or appropriate to enable Seller to obtain the necessary consents to replace Seller by Purchaser as party to the R&D Agreements or, respectively, to put Seller in a position that enables Seller to provide Purchaser with the benefits under the respective R&D Agreements. By way of example, Purchaser is, in particular, prepared to grant Seller a license back under any Co-Owned IP Rights following the transfer to Purchaser that enables Seller to grant the other parties to the R&D Agreements a sublicense under the Co-Owned IP Rights even after their transfer to Purchaser. It is, however, understood that Purchaser will only license back such Co-Owned IP Rights if another party to the R&D Agreement applying to such Co-Owned IP Right has a right to request such license under such R&D Agreement. To the extent that such sub-license is royalty-bearing, Seller will pass on any such royalties obtained to Purchaser without undue delay, provided nothing herein shall obligate, or be construed to obligate Purchaser to grant any rights in any other intellectual property owned or controlled by Purchaser beyond the Co-owned IP Rights.

2.6

Upon the terms and subject to the conditions of this Agreement, Purchaser shall, unless otherwise explicitly agreed upon herein, irrevocably assume, effective as of the Closing Date, and from and after the Closing Date, Purchaser shall pay, perform and discharge when due all obligations, liabilities and commitments of Seller arising after the Closing Date for acts not undertaken by Seller, relating to any of the Sold Assets, in particular, but not limited to, the R&D Agreements provided they have been assigned to Purchaser or to the extent otherwise benefiting Purchaser (collectively hereinafter the "Assumed Liabilities") and indemnify and hold Seller harmless from and against any and all cost suffered or incurred by Seller as a result of any failure by Purchaser to carry out, perform and discharge those obligations and liabilities. Seller shall indemnify Purchaser and hold Purchaser harmless for any liabilities arising from Seller’s breach of any obligations relating to the Sold Assets which occurred prior to the Closing Date or which survive the Closing Date, such as obligations to confidentiality under the R&D Agreements.

2.7

Without limiting the generality of the foregoing, it is furthermore explicitly agreed and understood that Purchaser shall assume effective as of the Signing Date the obligation of Seller to conduct good faith discussions with [***] in relation with any potential request by [***] to obtain a license regarding certain of the transferred IP Rights which have a priority date before September 4, 2012 and which is necessary to exercise the results of the joint development work created under the Joint Development Agreement between Seller and [***] (hereinafter the “Joint Development Agreement”); an excerpt of the relevant provisions of this Joint Development Agreement is attached hereto as Annex 2.7.

3.	Purchase Price
3.1

The Purchase Price for the Sold Assets sold and transferred hereunder to be paid by Purchaser shall be a fixed amount of EUR 86,750,000.00 (in words: Euro eighty-six million seven hundred fifty thousand) (hereinafter the “Purchase Price”). The Purchase Price shall be allocated to the different Sold Assets as set forth in Annex 3.1 (hereinafter the “Purchase Price Allocation Schedule”).

3.2

The Purchase Price shall be exclusive of Value Added Tax (Umsatzsteuer) or any other indirect tax due on the transaction contemplated by this Agreement (hereinafter collectively “Sales Tax”). Seller will invoice Purchaser all payments due under this Agreement in accordance with all applicable laws. To the extent the Purchase Price is subject to Sales Tax, the appropriate amount of such Sales Tax will be shown as a separate item on the invoice unless the Sales Tax is subject to the reverse charge procedure. In any event, Purchaser will pay and bear such amount of Sales Tax. Where legally possible, Seller will apply a tax exemption of zero percent (0%) rate or any other tax facility applicable in the relevant country. All payments due to Seller under this Agreement shall be made without deduction of any taxes, levies or other dues payable.

3.3

On the Signing Date, Purchaser shall pay to Seller, free of costs and charges, in immediately available funds (with value date as of the Signing Date), by wire transfer into Seller´s Account (as defined in Section 3.4 below) the Purchase Price and any applicable Sales Tax.

3.4	All payments owed by Purchaser to Seller under this Agreement shall be paid by Purchaser by wire transfer to Seller's bank account kept with [***] (hereinafter "Seller’s Account").
C.	SIGNING DATE AND CLOSING
4.	Signing Date and Closing
4.1	Signing Date and Closing shall have the following meaning in this Agreement:
4.1.1	"Signing Date" shall be the day on which this Agreement has been duly executed by authorized representatives of the Parties and the Closing (as defined below) takes place.
4.1.2

"Closing" shall mean the closing (Erfüllen) of this Agreement, in particular the taking place of all Closing Events (as defined in Section 4.3 below). The signing of this Agreement and the Closing shall take place simultaneously.

4.2

Without delay, but not later than two (2) Business Days after the Closing Date, the Purchaser and the Seller shall send the mutually signed Replacement Agreements to the respective contract parties of the R&D Agreements and the IP Co-Owners (as defined in Section 4.5 below) in order (i) to obtain their acknowledgement of the transfer of the Co-Owned IP Rights and (ii) to seek their consent to Purchaser replacing Seller in the respective R&D Agreements in accordance with the terms of the Replacement Agreements. The Parties shall keep each other informed in a timely fashion of all developments with respect to the intended replacement of Seller by Purchaser in the R&D Agreements and shall actively cooperate with each other to obtain such replacement as soon as possible.

4.3	On the Closing Date, the following actions and events (hereinafter the "Closing Events") shall take place at the offices of Seller or at such place as agreed between the Parties:
4.3.1	Payment of the Purchase Price in immediately available funds into Sellers' Account;

4.3.2

Execution of patent assignment agreements as attached hereto as Annex 4.3.2 (it being explicitly agreed and understood that such patent assignment agreements shall be executed to perform the legal transfer and the assignment of the IP Rights, but shall not constitute or create any further rights or claims of the Purchaser against Seller other than those set forth under this Agreement);

4.3.3	Transfer of the Know-How Packages in accordance with the principles set forth in Annex 4.3.3;
4.3.4	Transfer of the BASF IP Files in accordance with Section 9.2.; and
4.3.5	Transfer of the Due Date List pursuant to Section 9.1.2.
4.4

Purchaser acknowledges that Seller obtained public funding from the German Federal Ministry of Education and Research (hereinafter the "BMBF") for the activities carried out under the R&D Agreements that resulted in the IP Rights marked in Annex 1.2.A and Annex 1.2.B respectively (hereinafter the “Funded IP Rights”). This funding was subject to certain Terms and Conditions issued by the BMBF, including the [***].

4.4.1

The Parties agree that Seller either met the conditions of the applicable [***] with which Seller had agreed to comply (i.e., the grant approvals (Zuwendungsbescheid) for the Projects [***] or the [***] became inapplicable because [***]. For the purpose of complying with the requirement of § [***] of the Terms and Conditions of the BMBF (Nebenbestimmungen), Purchaser for itself and for its successor in title shall irrevocably assume, effective as of the Closing Date, all obligations set forth in the Terms and Conditions of the BMBF (Nebenbestimmungen) applicable to the publicly funded R&D activities in relation to [***] and will be solely liable as of the Closing Date for the consequences of any noncompliance or violation of these terms and conditions committed by Purchaser or its Affiliates or attributable to Purchaser or any of its Affiliates.

4.4.2

The Parties undertake to mutually inform the BMBF as soon as practically possible (but in no event later than one (1) week after the Closing Date) in written form of the transfer of the Funded IP Rights pursuant to this Agreement and provide reasonable information (to the extent required) about such transaction.  [***]

4.4.3	[***]
4.4.4

For the avoidance of doubt, any additional financial burden for Purchaser which may be imposed by the BMBF as the result of the [***] that exceeds [***] shall be exclusively borne by Seller. For the sake of clarity, the Parties also agree that Seller shall remain liable vis-à-vis the BMBF regarding any potential liability regarding the grant approvals for the Funded IP Rights that relates to the time prior to the Closing Date. Moreover, the Parties agree that the liability of Seller resulting from this Section 4.4 is excluded from the De Minimis threshold provided for in Section 10.3 and the Liability Cap provided for in Section 10.4. [***]

4.5

Seller will use its reasonable best efforts to transfer its respective co-ownership title (Bruchteilseigentum) and all rights to the Co-Owned IP Rights listed in Annex 1.2 B to Purchaser as of the Closing Date. To the extent necessary, Seller will seek the consent or approval of the other Co-Owner(s) of the Co-Owned IP Rights (hereinafter the “IP Co-Owner”) to effect such transfer and the recordal of Purchaser as co-owner in the relevant registers. To the extent that after the Closing Date, one or more of the IP Co-Owner(s) challenges and objects in writing the valid legal transfer of the Co-Owned IP Rights from Seller to Purchaser and provided further that a Final Resolution does not result in the valid transfer of one or more of the Co-Owned IP Rights to Purchaser (hereinafter the “Non Assignable Co-Owned IP Rights”) and Seller is still the legal owner of such Non Assignable Co-Owned IP Rights (hereinafter the “Non-Transfer Event”) then Seller will (i) hold the title as well as the benefit of any such Non Assignable Co-Owned IP Rights in trust for Purchaser, whereby all benefits (including, but not limited to, financial and legal benefits) derived under any such Non Assignable Co-Owned IP Rights after the Closing Date shall be exclusively for the benefit of Purchaser, and Seller shall take or cause to be taken all action that Purchaser may reasonably require to provide Purchaser with the benefit thereof; and (ii) Seller shall, to the extent legally possible and to the extent that there are no negative tax consequences, grant Purchaser an exclusive and royalty free license with respect to such Non Assignable Co-Owned IP Rights and, if an exclusive license cannot be granted, to grant Purchaser a non-exclusive license or such right that comes closest to an exclusive license that can be legally granted to Purchaser (hereinafter the “Alternative Transfer”).

4.6

Notwithstanding any of Seller´s representations, warranties or covenants hereunder, it is explicitly agreed and understood by Purchaser that its sole and exclusive remedy for any damages of any nature whatsoever incurred by Purchaser arising out of, resulting from, by reason of, or incurred in connection with the inability of Seller to transfer the Non Assignable Co-Owned IP Rights shall be limited solely to the Alternative Transfer. Under no circumstances shall Purchaser be entitled to withdraw (zurücktreten) from this Agreement or to require the winding up of the transaction contemplated hereunder or thereunder, and (i) any claims for breach of pre-contractual obligations (culpa in contrahendo, including but not limited to claims arising under Sections 241 (2), 311 (2) (3) of the German Civil Code (BGB) or ancillary obligations (Nebenpflichten), including but not limited to claims arising under Section 280 of the German Civil Code (BGB), (ii) any claims based on frustration of contract pursuant to Section 313 of the German Civil Code (BGB) (Störung der Geschäftsgrundlage), (iii) all remedies of Purchasers for defects of the purchase object under Sections 437 through 441 of the German Civil Code (BGB), and (iv) any and all other statutory rights and remedies, if any, are hereby expressly excluded and waived (verzichtet) by Purchaser, except claims based on willful deceit (arglistige Täuschung).

4.7

Each Party to this Agreement covenants and agrees that it will at all times after the Signing Date, at the expense of the requesting Party, promptly execute and deliver all such documents, including, without limitation, all such additional conveyances, transfers, consents and other assurances and do all such other acts and things as the requesting Party, acting reasonably, may from time to time request be executed or done in order to better evidence or perfect or effectuate any provision of this Agreement or of any agreement or other document executed pursuant to this Agreement (including, but not limited to, the transfer and assignment of the IP Rights) or any of the respective obligations intended to be created hereby or thereby. For the avoidance of doubt, the recording fees relating to the transfer and assignment of the IP Rights shall be paid by the Purchaser.

D.	GUARANTEES, REMEDIES, INDEMNITIES AND COVENANTS
5.	Seller’s Guarantees
5.1

Seller hereby guarantees, subject where applicable to the limitations contained in this Agreement, in particular, but not limited to, the remedies set out in Section 7 below, the Time Limitations (as defined in Section 10.1 below), the exclusion of De Minimis Claims (as defined in Section 10.3 below), the Deductible (as defined in Section 10.3 below) and the Liability Cap (as defined in Section 10.4 below) by way of an independent guarantee pursuant to Section 311 (1) of the German Civil Code (BGB) that the statements set forth herein are true and correct as of the Signing Date (hereinafter collectively "Seller’s Guarantees"):

5.1.1

Enforceability, No Conflict. This Agreement constitutes the legal, valid, and binding obligation of Seller, enforceable under German law against Seller in accordance with its terms. Seller has as of the Signing Date the absolute and unrestricted corporate power, authority, and capacity to execute this Agreement and to perform its obligations under this Agreement and all actions in connection with this Agreement have been duly authorized and approved by all necessary corporate action of Seller. Neither the execution of this Agreement nor the consummation or performance of any of the transactions contemplated thereby will violate the certificate of incorporation or by-laws of the Seller.

5.1.2

Existence of Seller´s Authority. Seller is duly incorporated and validly existing as of the Signing Date under the laws of Germany. Seller has all requisite corporate power and authority to own and transfer the respective Sold Assets.

5.1.3

Bankruptcy or Judicial Composition Proceedings. As of the Signing Date, no bankruptcy or judicial composition proceedings concerning Seller has been applied for and, to the Knowledge of Seller (as defined in Section 5.3 below), no circumstances exist which would require the application for any bankruptcy or judicial composition proceedings.

5.1.4

Registration Fees. Except as disclosed in Schedule 5.1.4, as of the Signing Date, all required filings and fees related to the IP Rights have been timely filed with and paid to the relevant Governmental Entities and authorized registrars, and all IP Rights are otherwise in good standing.

5.1.5

Title. Seller is the sole beneficial owner of the Exclusively Owned IP Rights (as listed in Annex 1.2 A and Annex 5.1.5) and one of the legitimate co-owners (Bruchteilseigentümer) of the Co-Owned IP Rights (as listed in Annex 1.2 B), and otherwise absolutely entitled to each of the Sold Assets and the proceeds of the sale of them. All IP Rights owned by Seller (including such for which addi tional information is provided in Annex 5.1.5) are, entirely or in part, neither challenged in court nor in a dispute resolution nor arbitration procedure by any Third Party and can be transferred as part of the Sold Assets in a manner so that Purchaser upon the terms and conditions of this Agreement shall acquire full title to or can lawfully use the IP Rights as from the date of Closing. Annex 1.2 A and Annex 1.2 B each contain to the Knowledge of Seller, a true and complete list of the IP Rights.

5.1.6

Proceedings Relating to IP Rights. Except as disclosed in Schedule 5.1.6, all IP Rights owned by Seller entirely or in part are neither subject to any pending nor, to the Knowledge of Seller, credibly threatened invalidations trials at court nor any dispute resolution or arbitration procedure by any Third Party, including claims or proceedings initiated or threatened by individual inventors who are or have been employed by the Seller or one of its Affiliates, in particular, but not limited to, under the German Act on Employee Inventions (Gesetz über Arbeitnehmererfindungen).

5.1.7	Encumbrances. The IP Rights are not charged with any security rights (Sicherungsrechte) of Third Parties including the transfer for security purposes (Sicherungsübereignungen).
5.1.8

Frand. To the Knowledge of Seller, none of the IP Rights is subject to an obligation to license royalty free, or to any fair, reasonable, and non-discriminatory (hereinafter “FRAND”) or reasonable and non-discriminatory (hereinafter “RAND”) conditions.

5.1.9

Compliance with R&D Agreements. Except as disclosed in Schedule 5.1.9, Seller and, to the Knowledge of Seller, each other party to the R&D Agreements, has complied with its obligations under the R&D Agreements.

5.1.10	License. As of the Signing Date, the Seller did not license any of the Exclusively Owned IP Rights to Third Parties or any of its Affiliates.
5.1.11

Litigation. There is no action, suit, investigation or proceeding pending against, or, to the Knowledge of Seller, credibly threatened in writing against or affecting Seller before any court or arbitrator or governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transaction contemplated hereunder.

5.1.12

Finders' Fees. Except for the broker(s) named in Schedule 5.1.12, all fees and commissions to which are payable solely by the Seller, the Seller has no obligation or liability to pay any fees or commissions to any broker, finder or agent with respect to the transaction contemplated hereby for which Purchaser or any Affiliate of Purchaser could become wholly or partly liable.

5.1.13

Accuracy of Certain Information. To the Best Knowledge of Seller, the information and matters referred to in Section 7.3.3 are accurate in all material respects and do not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

5.2

All Schedules referred to in Section 5.1 are collectively referred to as the "Disclosure Schedules". Seller does not give or assume any guarantees other than those set forth in Section 5.1 above, and none of Seller´s Guarantees shall be construed as a guarantee or representation with respect to the quality of the Sold Assets within the meaning of Sections 276 (1), 443 of the German Civil Code (BGB) (Garantie für die Beschaffenheit der Sache).

5.3

For the purposes of this Agreement, "Knowledge of Seller" shall mean only the current and actual knowledge (positives Wissen) as of the Signing Date of the representatives and employees of Seller as identified in Schedule 5.3 (hereinafter the “BASF Knowledge Persons”). In case any of Seller’s guarantees is subject to best knowledge, best knowledge shall have the meaning of actual and current knowledge (positives Wissen) of the relevant BASF Knowledge Persons as well as the knowledge that each such person would have reasonably obtained as of the Signing Date after making due and appropriate inquiry with respect to the correctness of the statement in question made (fahrlässige Unkenntnis) (hereinafter “Best Knowledge of Seller”).

6.	Guarantees of Purchasers
6.1

Purchaser hereby guarantees by way of an independent guarantee pursuant to Section 311 (1) of the German Civil Code (BGB) that the statements set forth herein are true and correct as of the Signing Date or as of any other date explicitly referred to below:

6.2

Enforceability, No Conflict. Purchaser is a company duly incorporated and validly existing under the laws of the Republic of Ireland. This Agreement constitutes the legal, valid and binding obligation of Purchaser, and is enforceable against Purchaser in accordance with its terms. Purchaser has as of the Signing Date the absolute and unrestricted corporate power, authority, and capacity to execute this and to perform its obligations under this Agreement, which actions have been duly authorized and approved by all necessary corporate actions of Purchaser. Neither the execution of this Agreement nor the consummation or performance of any of the transactions contemplated thereby will violate the certificate of incorporation or by-laws of Purchaser or violate any applicable law, rule, regulation, judgment, injunction, order or decree in any jurisdiction concerned under this Agreement.

6.3

Litigation. There is no action, suit, investigation or proceeding pending against, or, to the knowledge of Purchaser as of the Signing Date, threatened against or affecting Purchaser before any court or arbitrator or governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transaction contemplated hereunder.

6.4

Finders' Fees. Purchaser has no obligation or liability to pay any fees or commissions to any broker, finder or agent with respect to the transaction contemplated hereby for which Seller or any Affiliate of Seller could become wholly or partly liable.

7.	Remedies
7.1

In the event of any breach or non-fulfillment by Seller of any of Seller’s Guarantees or Seller´s covenants contained in this Agreement, Seller shall be liable to put Purchaser into the same position that it would have been in if Seller´s Guarantees or covenants contained in this Agreement had been correct or had not been breached (Naturalrestitution), or, at the election of Seller, to pay damages for non-performance. For purposes of determining the liability of Seller, only the actual direct losses, expenses or damages incurred by the Purchaser (including without limitation reasonable and properly documented legal fees), excluding any indirect or consequential damages (Folgeschäden) or lost profits (entgangener Gewinn), shall be taken into account (hereinafter "Losses"). Every payment of damages under this Section 7 shall be treated as a reduction of the Purchase Price.

7.2

In the event of any breach or non-fulfilment by Seller of any of Seller´s Guarantees or Seller’s covenants contained in this Agreement (hereinafter "Purchaser Claim"), Purchaser will give Seller written notice of such breach or non-fulfilment, with such notice stating the nature thereof and the amount involved, to the extent that such amount has been determined at the time when such notice is given promptly after discovery of such breach or non-fulfilment. Without prejudice to the validity of the Purchaser Claim or alleged claim in question, Purchaser shall allow Seller and its accountants and their professional advisors to investigate the matter or circumstance alleged to have given rise to such Purchaser Claim, and whether and to what extent any amount is payable in respect of such Purchaser Claim and, for such purpose, Purchaser shall give, subject to it being paid its reasonable out-of-pocket costs and expenses, such information and assistance, including access to Purchaser´s premises and personnel and including the right to examine and copy or photograph documents and records, as Seller or its accountants or professional advisors may reasonably request. This provision shall also apply in cases of court or arbitration proceedings being pending between the Parties.

7.3	Seller shall not be liable for, and Purchaser shall not be entitled to bring, any Purchaser Claim or any other claim under or in connection with this Agreement if and to the extent that:
7.3.1

the full amount of the Purchaser Claim is actually recovered by the Purchaser or any of its Affiliates, including, without limitation, under any insurance policies in force on the Signing Date, it being understood that Purchaser shall use its commercially reasonable best efforts to recover under insurance policies or indemnity, contribution or similar agreements for any losses prior to seeking indemnification under this Agreement;

7.3.2	the Purchaser Claim results from a failure of Purchaser or any of its Affiliates to mitigate damages pursuant to Section 254 of the German Civil Code (BGB);

7.3.3

the Purchaser Claim was known by Purchaser as of the Signing Date or could have been known by Purchaser by applying the usual care in its own matters (Sorgfalt in eigenen Angelegenheiten). By way of illustration, for all information in relation to the IP Rights that is contained in publicly available sources, it is assumed that such information could have been known to Purchaser. Without limiting the generality of the foregoing, Purchaser shall be deemed to have knowledge of all matters disclosed

(i)	in the Information Memorandum prepared by [***] dated November 19, 2015;
(ii)	the answers to information requests of Purchaser;
(iii)

the documents and information made available in the electronic data room prior to signing which have been stored on two (2) DVD`s and delivered on the Signing Date to the Seller and Purchaser, respectively (attached hereto as Annex 7.3.3).

7.3.4	the procedures set forth in Sections 7.2 or 7.4 were not observed by Purchaser unless Seller was not materially prejudiced by the non-compliance with such procedures.
7.4

Seller shall not be liable for any Purchaser Claim if and to the extent Purchaser or any of its Affiliates has caused (mitverursacht) such Purchaser Claim after the Signing Date. When calculating the amount of the liability of Seller under this Agreement, all advantages in connection with the relevant matter shall be taken into account (Vorteilsausgleich) and Seller shall not be liable under this Agreement in respect of any Purchaser Claim for any Losses suffered by Purchaser or any of its Affiliates to the extent of any corresponding savings by or net benefit to Purchaser or any of its Affiliates arising therefrom.

7.5

If, with respect to matters that may give rise to a Purchaser Claim, (i) an order of any Governmental Entity is issued or threatened to be issued against Purchaser, or (ii) Purchaser is sued or threatened to be sued by a Third Party, including, without limitation, any Governmental Entity ((i) through (ii) hereinafter "Third Party Claim"), Purchaser shall give Seller written notice of such Third Party Claim without undue delay. Further, the following procedures shall apply:

7.5.1

Purchaser shall provide Seller with all reasonable information and assistance, including access to all records to which Purchaser or any Affiliate of Purchaser has access to and which are reasonably required in order to determine the extent to which any such Third Party Claims are justified. If Seller so elects at any time, Seller shall be entitled to assume control of such administrative or judicial proceeding, audit or assessment or the defense of such claim employing its own counsel at its sole costs, expense and risk. As long as Seller is defending a claim, Purchaser shall provide or cause to be provided to Seller any information reasonably requested by Seller relating to such Third Party Claim, and Purchaser shall otherwise cooperate with and support Seller and its representatives in good faith in order to contest effectively such claim. Seller shall inform Purchaser of all developments and events relating to such claim and Purchaser shall be entitled, at its expense, to employ own counsel and to attend, but not to participate in or to control, all conferences, meetings and proceedings relating to such claim. After having given written notice to Purchaser of its election to assume control of defense of any such claim, Seller shall, however, not be liable to Purchaser for any legal expenses subsequently incurred by Purchaser in connection with the defense as long as Seller assumes and conducts such defense in a timely and diligent matter.

7.5.2

If Seller does not assume control of a defense of a specific Third Party Claim, Purchaser shall have full control of such defense and such proceedings, with Seller to be liable for all reasonable and properly documented legal expenses of Purchaser. Seller shall be entitled, at its sole expense, to employ its own counsel and to attend, but not to participate in or to control, all conferences, meetings and proceedings relating to such claim.

8.	Invention Act Indemnities; Indemnities for Excluded Assets and Excluded Liabilities.
8.1

Seller shall indemnify, defend and hold fully harmless Purchaser from and against any and all claims, payment requests and other Losses to the extent arising or resulting from any claims of current or former employees of Seller or its Affiliates (as the case may be) under the applicable employee´s invention act, including without limitation the German Act on Employee Inventions (Gesetz über Arbeitnehmererfindungen) and any other payments due to any Third Party triggered or caused by the sale of the IP Rights to Purchaser. Every payment of damages under this Section 8 shall be treated as an adjustment of the Purchase Price.

8.2

Seller shall indemnify, defend and hold fully harmless Purchaser from and against any and all Losses incurred or sustained by, or imposed upon the Purchaser, based upon, arising out of, with respect to or by reason of:

8.2.1	any Excluded Assets or any Excluded Liabilities; or
8.2.2	any claim of any Third Party based upon, resulting from or arising out of the business, operations, properties, assets or obligations of the Seller (other than the Sold Assets or Assumed Liabilities).
9.	Seller’s Covenants
9.1	Maintenance of IP Rights Registration
9.1.1

Until the Closing Date, Seller shall pay all fees that are required to duly maintain the proper registration status of the IP Rights and use all reasonable efforts to maintain and preserve intact the status of the IP Rights consistent with past practice. After the Closing Date, Purchaser shall be fully responsible and liable for any costs which arise in connection with the maintenance and assignment of the IP Rights.

9.1.2

Prior to the Closing Date, Seller will take all actions to ensure that until and within further two (2) months from the Closing Date no due dates for actions expire, the successful performance of which is necessary to maintain any IP Right, including National Phase entry of any PCT applications into US, EP, KR, CN and JP. As of the Closing Date until the transfer of the IP Rights to Purchaser, but no later than two (2) months after the Closing Date, Seller shall pay incoming invoices and debits and Purchaser is required to reimburse Seller such costs that Seller advances for Purchaser. Seller will, on the Closing Date, provide Purchaser furthermore with a documentation of all due dates until December 31, 2016 of which Seller is aware at the Closing Date relating to the IP Rights in line with Seller’s current practice as listed in Annex 9.1.2 (hereinafter the “Due Date List”). Such documentation shall be according to Sellers internal quality standards for the handling of its IP Rights.

9.1.3

Purchaser is responsible for the recordal of the change in legal ownership of the IP Rights in the relevant public registers and Seller hereby authorizes Purchaser to take all actions and to make all declarations on Seller’s behalf that are necessary or reasonable under the applicable laws of the relevant jurisdictions to effect the transfer of the IP Rights and the recordal of the change of legal ownership. Purchaser bears its own costs in connection with such recordal of the change of legal ownership of the IP Rights, in particular all fees necessary to effect the recordal or registrations of the IP Rights. Seller will fully and timely cooperate with Purchaser to effect such recordal or registration, provide all the necessary documents, and bears its own costs in connection with such recordal of the change of legal ownership of the IP Rights. Seller will fully and timely cooperate with Purchaser to effect such recordal or registration and provide all available documents that are necessary or reasonable to effect such recordal or registration (including, but not limited to, to use its reasonable efforts to obtain the consents of its current inventors). For the avoidance of doubt, any costs incurred by Seller or its Affiliates (as the case may be) in connection with such support and cooperation, shall be exclusively borne by Seller. The provisions set forth in Section 9.1.1 remain unaffected hereby.

9.1.4

Seller declares its consent to the recordal of the change of ownership in the registers. Seller will assist Purchaser to effect the recordal of Purchaser as new owner of the IP Rights in the relevant registers and will take all actions that Purchaser may reasonably request against reimbursement of Seller’s reasonable out of pocket expenses. Such actions do, in particular, encompass the delivery of a deed of assignment in such form as required in the relevant jurisdictions (e.g., confirmatory assignments) to perfect the transfer of ownership of the IP Rights. Seller will furthermore deliver to Purchaser all documentation as may be necessary or required to effect the recordation of the ownership change in the relevant registers to the extent that such information is not contained in the IP Files relating to the IP Rights that Seller will transfer to Purchaser.

9.1.5	Seller herby authorizes Purchaser to take all actions that are necessary to maintain the IP Rights to the extent necessary prior to the recordal of the change of ownership in the relevant registers.
9.2

Transfer of Files. Immediately on or after the Closing Date, but in any case within ten (10) Business Days after the Closing Date, Seller will (i) transfer to Purchaser all electronic files relating to the IP Rights prepared by the Global Intellectual Property Department of Seller (hereinafter the “IP Files”) and (ii) inform all outside counsels about the transfer of the IP Rights and instruct them to act from the Closing Date onwards according to Purchasers instructions. As of the Closing Date, representation for the IP Rights handled internally by the Global Intellectual Property Department of Seller shall be taken over by the law firm(s) of choice of Purchaser.

9.3

Support against Non Covered Third Party Claims. If a Third Party starts after the Signing Date any claim or action against the validity or existence of any of the transferred IP Rights for which no indemnity pursuant to Section 7 of this Agreement may be sought (hereinafter the “Non Covered Third Party Claim”), Purchaser shall promptly give written notice thereof to Seller. Such notice shall specify in as much detail as possible the issue for such Non Covered Third Party Claim and shall include a copy of any relevant correspondence so far exchanged in this matter. Seller shall provide or cause to be provided to Purchaser any information and assistance reasonably requested by Purchaser relating to such Non Covered Third Party Claim, and Seller shall otherwise cooperate with and support Purchaser and its representatives in good faith in order to contest effectively such claim (hereinafter the “Third Party Claim Support”) subject to reimbursement by Purchaser of all reasonable costs associated or incurred in connection with such support by Seller (including, but not limited to, travel costs and adequate representation allowances for Seller´s employees). Purchaser shall inform Seller of all material developments and events relating to such claim and Seller shall be entitled to attend, but not to participate in or to control, all conferences, meetings and proceedings relating to such claim. It is explicitly agreed and understood that any Third Party Claim Support shall only be provided for a period of [***] following the date the patent being the subject matter of the Non Covered Third Party Claim has been officially granted by the respective Governmental Entity, however, at the latest until the end of [***].

10.	Expiration of Claims / Limitation of Claims
10.1	All claims of Purchaser arising under Section 5.1 of this Agreement shall be time-barred [***] after the Signing Date. Exempted therefrom are:
10.1.1

all claims of Purchaser for a breach of the representations and warranties in Sections arising under Section 5.1.1 to Section 5.1.5, Section 5.1.7, Section 5.1.10 and Section 5.1.13 (hereinafter collectively the “Fundamentals Reps”) which shall survive a period of [***] years as of the Signing Date;

10.1.2

all claims of Purchaser arising as a result of wilful or intentional breach of Seller´s obligations under this Agreement which shall be time-barred in accordance with the statutory rules in Sections 195, 199 German Civil Code (BGB) as well as any possible claim pursuant to Section 4.4;

10.1.3

all obligations of Seller arising under the covenants set forth in Section 2.5 and Section 4.5 respectively, which shall be binding and applicable upon Seller until the property rights (Schutzrechte) of the respective Co-Owned IP Rights have expired pursuant to the applicable laws (hereinafter collectively "Time Limitations").

10.2

The expiry period for any claims of Purchaser under this Agreement shall be tolled (gehemmt) pursuant to Section 209 German Civil Code (BGB) by any timely demand for fulfillment pursuant to Section 7.2 above, provided that Purchaser commence judicial proceedings within three (3) months after the expiry of the relevant Time Limitations. Section 203 German Civil Code (BGB) shall not apply, unless the Parties agree in writing that the expiry period shall be tolled on the basis of pending settlement negotiations.

10.3

No liability shall attach to Seller under or in connection with this Agreement where the individual claim is less than EUR 100,000.00 (in words: one hundred thousand Euros) (hereinafter "De Minimis Claims") and until the aggregate amount of claims (excluding the De Minimis Claims) is more than EUR [***] ((Freibetrag) (hereinafter "Deductible"). If the aggregate liability of Seller under this Agreement is greater than [***], Seller´s liability shall be the excess above [***]. This Section 10.3 shall not apply to any claims of Purchaser which arise as a result of willful or intentional behavior of Seller (Vorsatz) and any possible claim under Section 4.4.

10.4

The aggregate liability of Seller under this Agreement shall not exceed [***] of the Purchase Price (hereinafter "Liability Cap"). The Liability Cap shall not apply to claims for indemnifications arising from a breach of the Fundamental Reps where the aggregate amount of all Losses for which Seller shall be liable shall not exceed the Purchase Price. In addition, the Liability Cap shall not apply to claims being the result of willful or intentional behavior of Seller (Vorsatz) and any possible claim under Section 4.4.

10.5

The Parties are in agreement that the remedies that Purchaser or any of Purchaser´s Affiliates may have against Seller, or Seller may have against Purchaser for breach of obligations set forth in or in connection with this Agreement are solely governed by this Agreement, and the remedies provided for by this Agreement shall be the exclusive remedies available to the Parties in connection with this Agreement. Apart from the rights of Purchaser under Section 4.5, Section 5 and Section 7 through Section 8 above, any right of Purchaser (i) to withdraw (zurücktreten) from this Agreement or to require the winding up of the transaction contemplated hereunder or thereunder, (ii) any claims for breach of pre-contractual obligations (culpa in contrahendo, including but not limited to claims arising under Sections 241 (2), 311 (2) (3) of the German Civil Code (BGB)) or ancillary obligations (Nebenpflichten), including but not limited to claims arising under Section 280 of the German Civil Code (BGB), (iii) any claims based on frustration of contract pursuant to Section 313 of the German Civil Code (BGB) (Störung der Geschäftsgrundlage), (iv) all remedies of Purchasers for defects of the purchase object under Sections 437 through 441 of the German Civil Code (BGB), and (v) any and all other statutory rights and remedies, if any, are hereby expressly excluded and waived (verzichtet) by Purchaser, except claims based on willful deceit (arglistige Täuschung).

11.	License Back

At any time following the Closing Date, but in no case later than [***] following the Closing Date, Seller may request Purchaser in writing to enter (or, as the case may be, to cause its Affiliates to enter) into good faith negotiations with Purchaser or its Affiliates with the aim to conclude a non-exclusive, non sublicenseable license agreement with regards to the IP Rights (including, but not limited to the Know-How Packages) for use by Seller and its Affiliates in the research, development, production, manufacture and sale of products other than for the manufacture of OLED material. Any such license agreement shall be subject to commercial conditions reasonable and customary in the relevant industry and be subject to Purchaser´s legal ability to grant such licenses, while avoiding negative tax consequences.

E.	MISCELLANEOUS
12.	Restriction of Announcement and Confidentiality
12.1

Each of the Parties undertakes that prior to the Signing Date it will not make, and will not cause any of its Affiliates to make, an announcement in connection with this Agreement unless (i) required by applicable law or regulations of any Governmental Entity, or (ii) the other Parties hereto have given their respective consent to such announcement, including the form of such announcement, which consents may not be unreasonably withheld or delayed and may be subject to conditions. If and to the extent any announcement or disclosure of information regarding the subject matter of this Agreement is to be made under applicable mandatory laws or any applicable stock exchange rules, the Party concerned shall, to the extent permissible under applicable law or regulations of any Governmental Entity, not disclose any such information without first informing the other Party thereof. The Parties shall, as of the Signing Date or at the latest within ten (10) Business Days thereafter, make a coordinated public announcement pertaining to the matters of this Agreement in the scope, content and form mutually agreed and set out in Annex 12.1 hereto.

12.2

The Parties understand and agree that all Confidential Information (as defined below) shall be treated as strictly confidential. "Confidential Information" shall mean the information created, transferred, recorded or employed as part of, or otherwise resulting from the activities undertaken pursuant to this Agreement which constitutes the confidential, proprietary or trade secret information of the disclosing Party (including, with respect to the Purchaser after the Signing Date, such information that is included in the Sold Assets). Such information may be of, but not limited to, a business, organizational, technical, financial, tax, marketing, operational, regulatory or sales nature and shall include, without limitation, any and all source codes and information relating to services, methods of operation, price lists, customer lists, technology, designs, specifications or other proprietary information of the business or affairs of a Party or its Affiliates.

12.3

The receiving Party shall use the same degree of care as it uses with regard to its own Confidential Information to prevent disclosure, use or publication of the disclosing Party’s Confidential Information. Confidential Information of the disclosing Party shall be held confidential by the receiving Party above, unless the receiving Party is able to prove that the Confidential Information is or has been:

12.3.1	obtained legally and freely from a Third Party without restriction;

12.3.2

independently developed by the receiving Party at a prior time or in a separate and distinct manner without benefit of any of the Confidential Information of the disclosing Party, and documented to be as such;

12.3.3	made available by the disclosing Party for general release independent of the receiving Party;
12.3.4	made public as required by applicable law or regulations, proceedings of any Governmental Entity; or
12.3.5	within the public domain or later becomes part of the public domain as a result of acts by someone other than the receiving Party and through no fault or wrongful act of the receiving Party.
12.4

A receiving Party may disclose Confidential Information of a disclosing Party to directors, officers, and employees of the receiving Party or agents of the receiving Party including their respective brokers, lenders or insurance carriers who have specifically agreed in writing to non-disclosure of the terms and conditions hereof and who have a need to know such information in connection with the transactions contemplated by this Agreement. Any disclosure hereof required by legal process pursuant to this Section 12 shall only be made after providing the disclosing Party with notice thereof, in order to permit the disclosing Party to seek an appropriate protective order or exemption. Violation by a Party or its agents of the foregoing provisions shall entitle the disclosing Party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond. The provisions of this Section 12 will be effective for a period of two (2) years after the Signing Date.

13.	Information, Records and Assistance Post-Closing
13.1

For a period of two (2) years following the Signing Date, Purchaser and Seller shall provide (and upon reasonable request procure that its respective Affiliates provide) the other with reasonable access to (and the right, at the cost of the Party making the request, to take copies of) the books and all other records held by Purchaser or its Affiliates and Seller or its Affiliates, respectively, after the Signing Date to the extent that such books, accounts, customer lists and records relate exclusively to the IP Rights and to the period up to the Signing Date (hereinafter "Records"). The foregoing obligation is subject to:

13.1.1	the provisions of Section 12 above (Confidentiality);
13.1.2	the person seeking access providing reasonable justification that the same is required;
13.1.3	access being given only during working hours at a time acceptable to the holder of the relevant Records;
13.1.4	the requested information not already being the subject of the Know-How Packages or the IP Files; and
13.1.5	any restrictions on access imposed by law or the terms of any agreement.
13.2

For a period of seven (7) years following the Signing Date, neither Purchaser nor Seller shall dispose of or destroy (and each shall procure that its respective Affiliates do not dispose of or destroy) any of the Records without first giving the other at least two (2) months' notice of its intention to do so and giving the other a reasonable opportunity to remove and retain any of them (at the other Party's expense).

14.	Notices

All notices and other communications hereunder shall be made in writing and shall be delivered or sent by registered mail or courier to the addresses below or to such other addresses which may be specified by a Party to the other Party in the future in writing:

If to Seller:

[***]

If to Purchaser:

[***]

With copy to:

[***]

15.	Miscellaneous
15.1

All expenses, costs, fees and charges in connection with the transactions contemplated by this Agreement including, without limitation, legal services, shall be borne by the Party commissioning the respective costs, fees and charges. Purchaser shall bear any sales, transfer or stamp taxes or similar charges, payable by reason of the transactions contemplated by this Agreement in excess of the Sales Tax Amount. For the avoidance of doubt, each Party will be responsible for its own corporate income taxes.

15.2	All Annexes and Disclosure Schedules to this Agreement constitute an integral part of this Agreement.
15.3

This Agreement and the Annexes and Disclosure Schedules referred to under Section 15.2 above comprise the entire agreement between the Parties concerning the subject matter hereof and supersede and replace all oral and written declarations of intention made by the Parties in connection with the contractual negotiations. Changes or amendments to this Agreement (including this Section 15.3) must be made in writing by the Parties or in any other legally required form, if so required.

15.4	No Party shall be entitled to assign any rights or claims under this Agreement without the written consent of the other Party.
15.5

This Agreement shall not grant any rights to, and is not intended to operate for, the benefit of third parties unless otherwise explicitly provided for herein. Wherever under this Agreement any party other than Purchaser is to be indemnified by Seller, such other party is not entitled to bring any claims for indemnification against Seller (kein echter Vertrag zugunsten Dritter).

15.6

In this Agreement the headings are inserted for convenience only and shall not affect the interpretation of this Agreement; where a German term has been inserted in quotation marks and/or italics, it alone (and not the English term to which it relates) shall be authoritative for the purpose of the interpretation of the relevant English term in this Agreement.

15.7

No Party, except as provided otherwise herein, shall be entitled (i) to set-off (aufrechnen) any rights and claims it may have against any rights or claims any other Party may have under this Agreement, or (ii) to refuse to perform any obligation it may have under this Agreement on the grounds that it has a right of retention (Zurückbehaltungsrecht), unless the rights or claims of the relevant Party claiming a right of set-off (Aufrechnung) or retention (Zurückbehaltung) have been acknowledged (anerkannt) in writing by the relevant other Party or have been confirmed by final decision of a competent court (Gericht) or arbitration court (Schiedsgericht).

15.8

This Agreement shall be governed by, and be construed in accordance with, the laws of the Federal Republic of Germany, without regard to principles of conflicts of laws and without regard to the UN Convention on the Sale of Goods. All disputes resulting from, concerning the validity of or in connection with this Agreement shall be finally settled in accordance with the Arbitration Rules of the Deutsche Institution für Schiedsgerichtsbarkeit e.V. (German Institution of Arbitration). Arbitration shall be held in English in Frankfurt/Main, Germany before a panel of three (3) arbiters, pursuant to these Arbitration Rules after the parties have made at least one good-faith effort to resolve the issue(s) by mutual agreement.

15.9

In the event that one or more provisions of this Agreement shall, or shall be deemed to, be invalid or unenforceable, the validity and enforceability of the other provisions of this Agreement shall not be affected thereby. In such case, the Parties hereto agree to recognize and give effect to such valid and enforceable provision or provisions, which correspond as closely as possible with the commercial intent of the Parties. The same shall apply in the event that the Agreement contains any gaps (Vertragslücken).

Frankfurt, June 28, 2016	Frankfurt, June 28, 2016

BASF SE	UDC Ireland Limited
F.	List of Annexes and Disclosure Schedules
Annex 1.2 A	Exclusively Owned IP Rights
Annex 1.2 B	Co-Owned IP Rights
Annex 1.2 C	[***]
Annex 1.2 D	[***]
Annex 1.3	[***]
Annex 2.1	[***]
Annex 2.7	[***]
Annex 3.1	[***]
Annex 4.3.2	[***]
Annex 4.3.3	[***]
Annex 4.4	[***]
Annex 5.1.5	[***]
Annex 7.3.3	[***]
Annex 9.1.2	[***]
Annex 12.1	Coordinated Public Announcement

Schedule 5.1.4	[***]
Schedule 5.1.6	[***]
Schedule 5.1.9	[***]
Schedule 5.1.12	[***]
Schedule 5.3	[***]

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	CN		30.05.2003	03813119.6	1659931A	17.06.2009	ZL200303813119.6
	EP		30.05.2003	10181289.9	2315502
	EP		30.05.2003	03732510.7	1520450
	EP		30.05.2003	10181324.4	2265092
	JP		30.05.2003	04/512463	05/529172	03.02.2012	4916661
	KR		30.05.2003	04/7019671	2005/0016499	17.02.2011	1017229
	US		30.05.2003	10/517411	2005/175856	02.06.2009	7541096
	CN		21.10.2003	200380102532.6	1708485A	06.01.2010	ZL200380102532.6
	DE		21.10.2003	60318876.1		23.01.2008	1556360
	GB		21.10.2003			23.01.2008	1556360
	JP		21.10.2003	05/501808	18-510732	06.04.2012	4963357
	KR		21.10.2003	05/7007687		31.03.2011	1027635
	US		21.10.2003	10/531780	2006/041126	06.09.2011	8012602
	US		21.10.2003	13/654550	2013/079517
	EP		20.06.2005	05761012.3	1893718
	JP		20.06.2005	07/518583	20-504342	25.05.2012	5000496
	KR		20.06.2005	07/7002145		30.05.2013	1272490
	US		20.06.2005	12/794948	2010/244014	20.12.2011	8080667
	US		20.06.2005	11/629573	2008-0015355	26.10.2010	7820828
	CN		14.12.2005	200580044163.9	101087863A	20.06.2012	ZL200580044163.9
	DE		14.12.2005	602005014391.2		06.05.2009	1841834
	EP		14.12.2005	09153071.7	2080796
	FR		14.12.2005			06.05.2009	1841834
	GB		14.12.2005			06.05.2009	1841834
	IT		14.12.2005			06.05.2009	1841834
	JP		14.12.2005	07/547457	20-525366	05.10.2012	5100395
	KR		14.12.2005	07/7016762		24.05.2013	1269497
	US		14.12.2005	11/793513	2011/114922	23.07.2013	8492749
	US		14.12.2005	13/915745	2013/292660	21.04.2015	9012899
	CN		08.03.2006	200680008314.X	101142275A	11.07.2012	ZL200680008314.X
	DE		08.03.2006	602006009775.1		14.10.2009	1858976
	FR		08.03.2006			14.10.2009	1858976
	GB		08.03.2006			14.10.2009	1858976
	IT		08.03.2006			14.10.2009	1858976
	JP		08.03.2006	08/501273	20-538221	16.05.2014	5541859

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	KR		08.03.2006	07/7023560		21.03.2013	1248047
	US		08.03.2006	11/886138	2009/105447	21.05.2013	8445630
	CN		19.04.2006	200680014737.2	101171239A	14.08.2013	ZL200680014737.2
	EP		19.04.2006	06743343.3	1874740
	JP		19.04.2006	08/508194	20-539192	22.11.2012	5138582
	KR		19.04.2006	07/7027653		27.05.2014	1402633
	US		19.04.2006	11/919105	2009/066231	8/18/2015	9113536
	CN		22.05.2006	200680019047.6	101184822A	26.11.2014	ZL200680019047.6
	CN		22.05.2006	201210028344.4		11/25/2015	102603688
	DE		22.05.2006	602006011734.5-08		13.01.2010	1885818
	EP		22.05.2006	06777232.7	1885818	13.01.2010	1885818
	FR		22.05.2006			13.01.2010	1885818
	GB		22.05.2006			13.01.2010	1885818
	IT		22.05.2006			13.01.2010	1885818
	JP		22.05.2006	08/514060	20-545729	12.10.2012	5107237
	KR		22.05.2006	07/7030813		19.12.2013	1345104
	KR		22.05.2006	13/7016703		25.07.2014	1425423
	US		22.05.2006	14/252870	2014/217335	03.02.2015	8946984
	US		22.05.2006	13/164016	2011/248217	27.05.2014	8735610
	US		22.05.2006	11/921050	2009/131673	02.08.2011	7989644
	CN		18.12.2006	200680049386.9	101346451A	18.09.2013	ZL200680049386.9
	EP		18.12.2006	06841398.8	1966343
	JP		18.12.2006	08/547942	21-522228	05.04.2013	5234965
	KR		18.12.2006	08/7018462		21.10.2014	1455121
	US		18.12.2006	12/086646	2009/062560	19.04.2011	7928242
	DE		31.01.2007	602007011396.2-08		22.12.2010	1981929
	FR		31.01.2007			22.12.2010	1981929
	GB		31.01.2007			22.12.2010	1981929
	IT		31.01.2007			22.12.2010	1981929
	JP		31.01.2007	08/553724	21-526111	06.06.2014	5553993
	KR		31.01.2007	08/7022091		21.02.2014	1368183
	US		31.01.2007	12/223139	2010/249349	20.03.2012	8138303
	CN		04.07.2007	200780026594.1	101490125A	14.11.2012	ZL200780026594.1
	EP		04.07.2007	07765779.9	2041200
	JP		04.07.2007	09/519898		20.12.2013	5438511
	KR		04.07.2007	09/7003077		08.08.2014	1430420
	US		04.07.2007	12/309090	2009/309068	17.07.2012	8221906

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	CN		04.09.2007	201210472550.4
	CN		04.09.2007	200780034161.0	101516856A	02.01.2013	ZL200780034161.0
	DE		04.09.2007			3/30/2016	2081912
	FR		04.09.2007			3/30/2016	2081912
	GB		04.09.2007			3/30/2016	2081912
	IT		04.09.2007			3/30/2016	2081912
	JP		04.09.2007	09/527780		03.04.2015	5722541
	KR		04.09.2007	09/7007684		22.06.2015	101556098
	US		04.09.2007	12/310737	2010/039024
	CN		04.02.2008	200880005175.4
	DE		04.02.2008	602008026747.4		14.08.2013	2139907
	FR		04.02.2008			14.08.2013	2139907
	GB		04.02.2008			14.08.2013	2139907
	IT		04.02.2008			14.08.2013	2139907
	JP		04.02.2008	09/549393		05.09.2014	5606075
	KR		04.02.2008	09/7019035		23.04.2015	1516441
	US		04.02.2008	12/526069	2010/044688	3/15/2016	9284278
	CN		13.02.2008	200880006073.4		25.12.2013	ZL200880006073.4
	DE		13.02.2008	602008004738.5-08		26.01.2011	2112994
	FR		13.02.2008			26.01.2011	2112994
	GB		13.02.2008			26.01.2011	2112994
	IT		13.02.2008			26.01.2011	2112994
	JP		13.02.2008	09/550691		23.05.2014	5546255
	KR		13.02.2008	09/7019823		24.04.2015	101532798
	US		13.02.2008	12/527437	2010/108994	6/7/2016	9362510
	CN		19.03.2008	201110410539.0		22.04.2015	ZL201110410539.0
	CN		19.03.2008	200880010286.4		12.11.2014	ZL200880010286.4
	DE		19.03.2008			8/12/2015	2125752
	GB		19.03.2008			8/12/2015	2125752
	FR		19.03.2008			8/12/2015	2125752
	IT		19.03.2008			8/12/2015	2125752
	JP		19.03.2008	10/500220		20.06.2014	5562228
	JP		19.03.2008	14/021687
	KR		19.03.2008	09/7022536		19.01.2015	1486096
	US		19.03.2008	12/531885	2010/109514
	CN		13.06.2008	200880021501.0
	EP		13.06.2008	08760985.5	2170911

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	KR		13.06.2008	10/7001416	2010-524458	20.05.2015
	US		13.06.2008	12/663769	2010/252820	14.05.2013	8440826
	CN		10.09.2008	200880108109.X		29.04.2015	ZL200880108109.X
	DE		10.09.2008	602008014651.0		04.04.2012	2193112
	FR		10.09.2008			04.04.2012	2193112
	GB		10.09.2008			04.04.2012	2193112
	IT		10.09.2008			04.04.2012	2193112
	JP		10.09.2008	10/525302		26.12.2014	5669580
	KR		10.09.2008	10/7008467	2010-070357
	US		10.09.2008	12/678382	2010/277060	14.01.2014	8628862
	CN		02.02.2009	200980105003.9
	CN		02.02.2009	201610223584.8
	EP		02.02.2009	09711248.6	2252624
	JP		02.02.2009	10/546285		13.03.2015	5709528
	KR		02.02.2009	10/7020242	2010-123716
	KR		02.02.2009	15/7021565
	US		02.02.2009	12/864877	2011/089407	25.06.2013	8471248
	CN		19.05.2009	200980120467.7		06.05.2015	ZL200980120467.7
	EP		19.05.2009	09757394.3	2297272
	JP		19.05.2009	11/512063		10.04.2015	5726069
	KR		19.05.2009	10/7027589
	US		19.05.2009	12/994887	2011/086454	01.04.2014	8685541
	CN		23.06.2009	200980127590.1		24.09.2014	ZL200980127590.1
	CN		23.06.2009	201310652689.1
	DE		23.06.2009	602009009117.4		15.08.2012	2313472
	FR		23.06.2009			15.08.2012	2313472
	GB		23.06.2009			15.08.2012	2313472
	IT		23.06.2009			15.08.2012	2313472
	JP		23.06.2009	11/517842		09.05.2014	5535208
	JP		23.06.2009	13/260460
	KR		23.06.2009	11/7003646	2011-031389
	US		23.06.2009	13/003614	2011/186821	05.06.2012	8193528
	CN		22.09.2009	200980148001.8		19.08.2015	ZL200980148001.8
	JP		22.09.2009	11/529503
	KR		22.09.2009	11/7009946
	US		22.09.2009	13/121695	2011/177630	27.05.2014	8734963
	CN		11.06.2010	201080036475.6		24.09.2014	ZL201080036475.6

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	DE		11.06.2010	602010015387.8		23.04.2014	2443213
	FR		11.06.2010			23.04.2014	2443213
	GB		11.06.2010			23.04.2014	2443213
	IT		11.06.2010			23.04.2014	2443213
	JP		11.06.2010	12/515438		08.08.2014	5591328
	KR		11.06.2010	12/7001305	2012-052936
	US		11.06.2010	13/378878	2012/168731	12.05.2015	9028979
	DE		07.02.2003	50307111.0-08		25.04.2007	1345477
	FR		07.02.2003			25.04.2007	1345477
	GB		07.02.2003			25.04.2007	1345477
	IT		07.02.2003			25.04.2007	1345477
	US		04.03.2003	11/077199	2005/159582	15.06.2010	7737236
	US		04.03.2003	10/377788	030181617	01.11.2005	6960637
	CNT1		18.08.2004	200910171989.1		27.11.2013	ZL200910171989.1
	CN		18.08.2004	200480030649.2		23.12.2009	Z1200480030649.2
	EP		18.08.2004	04764255.8	1658349
	JP		18.08.2004	06/523602		31.07.2009	4351702
	KR		18.08.2004	06/7003352		21.09.2012	1186706
	UST4		18.08.2004	14/540838	2015/073152	5/15/2015	9024308
	US3		18.08.2004	12/905112	2011/049501	23.12.2014	8916853
	US2		18.08.2004	12/904290	2011/049500	19.02.2013	8377740
	US		18.08.2004	10/568344	2006/258043	07.12.2010	7846763
	US1		18.08.2004	12/901610	2011/049499
	CN		09.09.2004	200480029854.7		16.06.2010	ZL200480029854.7
	DE		09.09.2004	502004010460.6-08		02.12.2009	1663919
	FR		09.09.2004			02.12.2009	1663919
	GB		09.09.2004			02.12.2009	1663919
	IT		09.09.2004			02.12.2009	1663919
	JP		09.09.2004	06/525768		05.03.2010	4469852
	KR		09.09.2004	06/7006916		22.05.2012	1151122
	US		09.09.2004	10/571557	2007/063189	10.02.2009	7488856
	CN		28.09.2004	200480032309.3		26.05.2010	ZL200480032309.3
	DE		28.09.2004	502004006863.4-08		16.04.2008	1673322
	FR		28.09.2004			16.04.2008	1673322
	GB		28.09.2004			16.04.2008	1673322
	IT		28.09.2004			16.04.2008	1673322
	JP		28.09.2004	06/530032		14.05.2010	4510825

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	KR		28.09.2004	06/7008313		14.06.2012	1158593
	US		28.09.2004	10/573803	2007/069198	15.03.2011	7906225
	DE		14.03.2005	502005008623.6		02.12.2009	1740673
	FR		14.03.2005			02.12.2009	1740673
	GB		14.03.2005			02.12.2009	1740673
	IT		14.03.2005			02.12.2009	1740673
	JP		14.03.2005	07/504304		24.10.2008	4204632
	KR		14.03.2005	06/7021782		21.11.2013	1333942
	US		14.03.2005	10/594132	2007/188078	06.07.2010	7750556
	DE		20.09.2005	502005011136.2-08		16.03.2011	1794211
	FR		20.09.2005			16.03.2011	1794211
	GB		20.09.2005			16.03.2011	1794211
	IT		20.09.2005			16.03.2011	1794211
	JP		20.09.2005	07/532818		29.06.2012	5026976
	KR		20.09.2005	07/7008810		23.07.2013	1290841
	US		20.09.2005	11/575554	2008/199731	28.12.2010	7858208
	CN		25.11.2005	200580047178.0		25.01.2012	ZL200580047178.0
	DE		25.11.2005	502005014464.3		30.07.2014	1817806
	FR		25.11.2005			30.07.2014	1817806
	GB		25.11.2005			30.07.2014	1817806
	IT		25.11.2005			30.07.2014	1817806
	JP		25.11.2005	07/541853		24.06.2011	4768746
	KR		25.11.2005	07/7014386		20.01.2014	1359770
	US		25.11.2005	11/720274	2010/308714	04.10.2011	8029919
	CN		23.11.2005	200580040471.4		09.05.2012	ZL200580040471.4
	DE		23.11.2005	502005007675.3-08		08.07.2009	1819717
	FR		23.11.2005			08.07.2009	1819717
	GB		23.11.2005			08.07.2009	1819717
	IT		23.11.2005			08.07.2009	1819717
	JP		23.11.2005	07/541832		25.05.2012	5001851
	KR		23.11.2005	07/7014428		23.07.2013	1290967
	US		23.11.2005	14/314753	2014/309428
	CN		03.04.2006	200680023394.6		06.06.2012	ZL200680023394.6
	DE		03.04.2006	502006006249.6-08		24.02.2010	1877518
	FR		03.04.2006			24.02.2010	1877518
	GB		03.04.2006			24.02.2010	1877518
	IT		03.04.2006			24.02.2010	1877518

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	JP		03.04.2006	08/508187		22.06.2012	5021626
	KR		03.04.2006	07/7027609		05.08.2013	1295394
	US		03.04.2006	11/912998	2008/213623	20.03.2012	8137822
	DE		13.06.2006	502006004749.7-08		02.09.2009	1899359
	FR		13.06.2006			02.09.2009	1899359
	GB		13.06.2006			02.09.2009	1899359
	IT		13.06.2006			02.09.2009	1899359
	US		13.06.2006	11/916455	2008/200686	28.09.2010	7803948
	DE		09.01.2007	502007009998.8		06.06.2012	1993728
	DE		09.01.2007	502007011939.3		19.06.2013	2338593
	FR		09.01.2007			19.06.2013	2338593
	FR		09.01.2007			06.06.2012	1993728
	GB		09.01.2007			06.06.2012	1993728
	GB		09.01.2007			19.06.2013	2338593
	IT		09.01.2007	26878BE/2012		06.06.2012	1993728
	IT		09.01.2007			19.06.2013	2338593
	JP		09.01.2007	08/552765		15.02.2013	5199887
	US		09.01.2007	13/778262	2013/178621	04.11.2014	8877937
	US		09.01.2007	12/162863	2009/018330	02.04.2013	8410280
	DE		03.04.2007	502007010543.0		12.09.2012	2007781
	FR		03.04.2007			12.09.2012	2007781
	GB		03.04.2007			12.09.2012	2007781
	IT		03.04.2007			12.09.2012	2007781
	US		03.04.2007	12/295999	2009/054657	26.02.2013	8383828
	CN		03.04.2007	200780020631.8		15.05.2013	ZL200780020631.8
	DE		03.04.2007	502007009524.9		21.03.2012	2007779
	FR		03.04.2007			21.03.2012	2007779
	GB		03.04.2007			21.03.2012	2007779
	IT		03.04.2007			21.03.2012	2007779
	JP		03.04.2007	09/503568		23.08.2013	5345519
	KR		03.04.2007	08/7026664		12.08.2014	1431844
	US		03.04.2007	12/296112	2009/096367
	DE		25.06.2007	502007002122.9-08		25.11.2009	2044169
	FR		25.06.2007			25.11.2009	2044169
	GB		25.06.2007			25.11.2009	2044169
	IT		25.06.2007			25.11.2009	2044169
	JP		25.06.2007	09/517158		09.11.2012	5127828

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	KR		25.06.2007	09/7001788		08.08.2014	1430774
	US		25.06.2007	12/306533	2009/326237	21.08.2012	8247574
	EP		25.06.2007	07765609.8	2035526
	US		25.06.2007	12/306791	2011/034699	27.01.2015	8940904
	CN		13.09.2007	200780042972.5		30.05.2012	Z L200780042972.5
	EP		13.09.2007	07803464.2	2082447
	KR		13.09.2007	09/7006991		26.09.2011	1069302
	US		13.09.2007	12/441909	2009/278119	14.08.2012	8241764
	CN		04.04.2008	200880018693.X		22.05.2013	ZL200880018693.X
	DE		04.04.2008	502008004682.8		31.08.2011	2134807
	FR		04.04.2008			31.08.2011	2134807
	GB		04.04.2008			31.08.2011	2134807
	IT		04.04.2008			31.08.2011	2134807
	[***]		[***]	[***]
	JP		04.04.2008	13/238049		10/9/2015	5818864
	[***]		[***]	[***]
	[***]		[***]	[***]
	US		04.04.2008	13/863407	2013/231489
	US		04.04.2008	12/594429	2010127215	04.06.2013	8455112
	CN		21.04.2008	200880022144.X		22.01.2014	ZL200B80022144.X
	DE		21.04.2008	502008002309.7-08		12.01.2011	2150556
	FR		21.04.2008			12.01.2011	2150556
	GB		21.04.2008			12.01.2011	2150556
	IT		21.04.2008			12.01.2011	2150556
	JP		21.04.2008	10/504652		09.01.2015	5677836
	KR		21.04.2008	09/7024738		06.03.2015	1502187
	US		21.04.2008	12/597651	2010/187980	02.08.2011	7989091
	CN		26.06.2008	200880023458.1		16.07.2014	ZL200880023458.1
	EP		26.06.2008	08774381.1	2173834
	JP		26.06.2008	10/513923		9/11/2015	5804703
	KR		26.06.2008	10/7002733		10/1/2015	101558623
	US		26.06.2008	12/667765	2011/031477	15.04.2014	8697255
	CN		25.06.2008	200880104631.0	101878552	15.07.2015	ZL200880104631.0
	EP		25.06.2008	08774297.9	2165377
	JP		25.06.2008	10/513911		09.01.2015	5675349
	KR		25.06.2008	10/7002592		12/8/2015	1577465
	US		25.06.2008	12/667619	2010/219403	12.02.2013	8373159

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	DE		26.09.2008	502008009029.0		02.01.2013	2195868
	FR		26.09.2008			02.01.2013	2195868
	GB		26.09.2008			02.01.2013	2195868
	IT		26.09.2008	21393BE/2013		02.01.2013	2195868
	JP		26.09.2008	10/527422		06.06.2014	5553758
	KR		26.09.2008	10/7009710		12/8/2015	1577468
	US		26.09.2008	12/681023	2010/219406	26.02.2013	8384068
	CN		17.10.2008	200880120186.7		08.04.2015	ZL200880120186.7
	DE		17.10.2008	502008007018.4		18.04.2012	2205615
	FR		17.10.2008			18.04.2012	2205615
	GB		17.10.2008			18.04.2012	2205615
	IT		17.10.2008			18.04.2012	2205615
	JP		17.10.2008	10/529402		19.09.2014	5615178
	[***]		[***]	[***]
	US		17.10.2008	12/738104	2010/264405	04.09.2012	8258297
	CN		17.10.2008	200880120200.3	101896494	08.04.2015	ZL200880120200.3
	DE		17.10.2008	502008004477.9		10.08.2011	2203461
	FR		17.10.2008			10.08.2011	2203461
	GB		17.10.2008			10.08.2011	2203461
	IT		17.10.2008	29267/BE/2011		10.08.2011	2203461
	[***]		[***]	[***]
	US		17.10.2008	12/738467	2010/213834	20.05.2014	8728632
	DE		09.06.2009	502009004429.1		15.08.2012	2288671
	FR		09.06.2009			15.08.2012	2288671
	GB		09.06.2009			15.08.2012	2288671
	IT		09.06.2009			15.08.2012	2288671
	[***]		[***]	[***]
	US		09.06.2009	12/997378	2011/098473	19.02.2013	8377332
	EP		09.06.2009	09761714.6	2297800
	[***]		[***]	[***]
	US		09.06.2009	12/997000	2011/087026	02.04.2013	8410270
	US		09.06.2009	13/768356	2013/158268	26.11.2013	8592586
	CN		13.10.2010	201080056465.9		11/25/2015	ZL201080056465.9
	EP		13.10.2010	10773002.0	2488540
	JP		13.10.2010	12/533617		10/23/2015	5826281
	[***]		[***]	[***]
	US		13.10.2010	13/501492	2012/199823	8/18/2015	9108998

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	CN		13.12.2010	201080063772.X		11/25/2015	102762582
	DE		13.12.2010	502010008167.4		29.10.2014	2513125
	ES		13.12.2010			29.10.2014	2513125
	FR		13.12.2010			29.10.2014	2513125
	GB		13.12.2010			29.10.2014	2513125
	IT		13.12.2010			29.10.2014	2513125
	[***]		[***]	[***]
	[***]		[***]	[***]
	NL		13.12.2010			29.10.2014	2513125
	PL		13.12.2010			29.10.2014	2513125
	US		13.12.2010	13/516117	2013/032766
	[***]		[***]	[***]
	DE		15.04.2011	602011014208.9		25.02.2015	2558476
	FR		15.04.2011			25.02.2015	2558476
	GB		15.04.2011			25.02.2015	2558476
	IT		15.04.2011			25.02.2015	2558476
	JP		15.04.2011	13/504383		4/24/2016	5734411
	[***]		[***]	[***]
	US		15.04.2011	13/087954	2011/253988	08.04.2014	8691401
	[***]		[***]	[***]
	EP		16.06.2011	11795282.0	2582770
	[***]		[***]	[***]
	[***]		[***]	[***]
	US		16.06.2011	13/162244	2011/309346	9/22/2015	9142792
	CN		16.06.2011	201180030023.1		4/13/2016	Z L201180030023.1
	DE		16.06.2011	602011011538.3		19.11.2014	2582769
	FR		16.06.2011			19.11.2014	2582769
	GB		16.06.2011			19.11.2014	2582769
	IT		16.06.2011			19.11.2014	2582769
	[***]		[***]	[***]
	KR		16.06.2011	13/7001305	2013-036048
	US		14.06.2011	13/159957	2011/309343	12/1/2015	9203037
	CN		16.06.2011	201180030022.7		1/6/2016	102947415
	DE		16.06.2011	602011007982.4		25.06.2014	2582768
	FR		16.06.2011			25.06.2014	2582768
	GB		16.06.2011			25.06.2014	2582768
	IT		16.06.2011			25.06.2014	2582768

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	[***]		[***]	[***]
	KR		16.06.2011	13/7001306	2013-120445
	US		14.06.2011	13/160052	2011/309344
	[***]		[***]	[***]
	EP		07.07.2011	11803227.5	2590967
	[***]		[***]	[***]
	[***]		[***]	[***]
	US		08.07.2011	13/179061	2012/007063	30.06.2015	9067919
	[***]		[***]	[***]
	DE		04.10.2011	602011008784.3		30.07.2014	2625171
	FR		04.10.2011			30.07.2014	2625171
	GB		04.10.2011			30.07.2014	2625171
	IT		04.10.2011			30.07.2014	2625171
	JP		04.10.2011	13/532158
	[***]		[***]	[***]	[***]
	US		04.10.2011	13/252482	2012-095222	14.07.2015	9079872
	CN		07.12.2011	201180059544.X		3/30/2016	ZL201180059544.X
	DE		07.12.2011	602011011389.5		12.11.2014	2651904
	FR		07.12.2011			12.11.2014	2651904
	GB		07.12.2011			12.11.2014	2651904
	IT		07.12.2011			12.11.2014	2651904
	[***]		[***]	[***]
	KR		07.12.2011	13/7018293	2013-130777
	US		09.12.2011	13/315687	2012/149904	29.01.2013	8362246
	CN		12.06.2012	201280039588.0
	EP		12.06.2012	12800656.6	2721043
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	US		12.06.2012	13/494563	2012/319050
	[***]		[***]	[***]
	DE		22.03.2012			18.05.2016	2688889
	FR		22.03.2012			18.05.2016	2688889
	GB		22.03.2012			18.05.2016	2688889
	IT		22.03.2012			18.05.2016	2688889
	EP		22.03.2012	15198668.4	3034508
	[***]		[***]	[***]

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	[***]		[***]	[***]
	[***]		[***]	[***]
	US		20.03.2012	13/424892	2012/241681
	[***]		[***]	[***]
	DE		07.11.2012			2/3/2016	2776443
	FR		07.11.2012			2/3/2016	2776443
	GB		07.11.2012			2/3/2016	2776443
	IT		07.11.2012			2/3/2016	2776443
	[***]		[***]	[***]
	KR		07.11.2012	14/7015153	2014-097299
	[***]		[***]	[***]
	US		07.11.2012	14/352861	2014/252280
	CN		09.01.2013	201380005027.3	104039802
	EP		09.01.2013	13700525.2	2802594
	[***]		[***]	[***]
	KR		09.01.2013	14/7022145	2014-117508
	[***]		[***]	[***]
	US		09.01.2013	14/371064	2015/005497
	[***]		[***]	[***]
	EP		06.11.2013	13786274.4	EP2917950
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	US		06.11.2013	14/440637	2015318501
	CN		17.07.2013	201380037906.4	104470937
	EP		17.07.2013	13737608.3	2875039
	[***]		[***]	[***]
	KR		17.07.2013	15/7003985	2015-036640
	US		17.07.2013	14/412097	2015-171350
	[***]		[***]	[***]
	EP		06.08.2013	13828031.8	2882766
	[***]		[***]	[***]
	KR		06.08.2013	15/7005665	2015-041032
	US		06.08.2013	14/416103	2015-243912
	CN		08.07.2013	201380034671.3	104395316
	EP		08.07.2013	13739168.6	2872512
	[***]		[***]	[***]

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	KR		08.07.2013	15/7003120	2015-036402
	[***]		[***]	[***]
	US		08.07.2013	14/413736	2015-207083
	[***]		[***]	[***]

	[***]		[***]	[***]
	[***]		[***]	[***]
	KR		18.09.2013	15/7009777	2015 056829
	TW		18.09.2013	102133988	201412747
	US		18.09.2013	14/427134	2015-243907
	[***]		[***]	[***]
	EP		17.03.2014	14712243.6	2976795
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	US		17.03.2014	14/778400	2016/141521
	[***]		[***]	[***]
	EP		19.03.2014	14711506.7	2976793
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	CN		28.04.2014	201480019239.1	105518013
	EP		28.04.2014	14719783.4	3016960
	[***]		[***]	[***]
	KR		28.04.2014	15/7032407	2016/027087
	[***]		[***]	[***]
	CN		02.07.2014	201480048191.7	105518013
	EP		02.07.2014	14734488.1	3016960
	[***]		[***]	[***]
	KR		02.07.2014	16/7002495	2016/027087
	[***]		[***]	[***]
	TW		02.07.2014	103122869	2015/12202
	CN		29.07.2014	2014/80043364	105431442
	EP		29.07.2014	14744361.8	3027629
	[***]		[***]	[***]

FINAL	Annex 1.2A – Exclusively Owned IP Rights	Status as of Jun-22-2016

[***]	Country	[***]	Filling Date	Filling No.	Publication No.	Grant Date	Patent No.	[***]	[***]

	KR		29.07.2014	2016/7002342	2016/034921
	[***]		[***]	[***]
	TW		31.07.2014	103126281	2015/09922
	[***]		[***]	[***]
	EP		7/31/2014	14745141.3	3027630
	[***]		[***]	[***]
	KR		7/31/2014	2016/7004845	2016/035043
	[***]		[***]	[***]
	[***]		[***]	[***]
	WO		3/26/2015	PCT/EP2015/056491	2015/150203
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	TW		19.12.2014	103144654	2015/37801
	[***]		[***]	[***]
	WO		30.03.2015	PCT/EP2015/056892	2015/150324
	[***]		[***]	[***]
	WO		11.05.2015	PCT/EP2015/060305	2015/176981
	WO		18.11.2015	PCT/EP2015/076940	2016/079169
	WO		25.09.2015	PCT/EP2015/072053	2016/046350
	TW		07.08.2015	104125837	201619174
	WO		07.08.2015	PCT/EP2015/068240	2016/020516
	WO		16.09.2015	PCT/EP2015/071164	2016/046034
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

FINAL	Annex.1.2B Co-Owned IP rights	Status as of Jun-22-2016

[***]	Country	[***]	Filing Date	Filing No.	Publication No.	Grant Date	Patent No.	[***]	[***]	[***]

	CN		17.06.2009	200980128381.9		15.05.2013	ZL200980128381.9
	DE		17.06.2009	502009007839.0		21.08.2013	2301091
	FR		17.06.2009			21.08.2013	2301091
	GB		17.06.2009			21.08.2013	2301091
	JP		17.06.2009	11/514028		7/24/2015	5780956
	[***]		[***]	[***]
	US		17.06.2009	13/000261	2011/172423	14.10.2014	8859110
	CN		14.12.2009	200980157855.2		03.12.2014	ZL200980157855.2
	EP		14.12.2009	09795397.0	2393819
	JP		14.12.2009	11/544828		9/18/2015	5808252
	[***]		[***]	[***]
	US		14.12.2009	13/143651	2012/012821
	CN		07.10.2009	200980147883.6	102246328
	EP		07.10.2009	09783815.5	2340579
	JP		07.10.2009	11/530480		12.12.2014	5661635
	[***]		[***]	[***]
	US		07.10.2009	13/123173	2011/198578	31.12.2013	8618533
	CN		28.10.2010	201080059461.6		12/9/2015	ZL201080059461.6
	DE		28.10.2010	502010010522.0		10/21/2015	2493906
	FR		28.10.2010			10/21/2015	2493906
	GB		28.10.2010			10/21/2015	2493906
	IT		28.10.2010			10/21/2015	2493906
	[***]		[***]	[***]
	[***]		[***]	[***]
	US		28.10.2010	13/504725	2012/205645
	[***]		[***]	[***]
	EP		05.04.2011	11765150.5	2556075
	[***]		[***]	[***]
	[***]		[***]	[***]
	US		05.04.2011	13/080091	2011/266528	28.01.2014	8637857

FINALAnnex 12.1 - Coordinated public announcement

Annex 12.1 is comprised of two coordinated public announcements with titles as indicated below:

•	“Universal Display Corporation Acquires BASF’s OLED Intellectual Property Assets”
•	“Universal Display Corporation erwirbt das OLED- Patentporfolio der BASF”

Universal Display Contact:	BASF SE Contact:
Darice Liu	Birgit Lau
investor@oled.com	birgit.lau@basf.com
media@oled.com	+49 621 60-20732
609-671-0980 x570

Universal Display Corporation Acquires
BASF’s OLED Intellectual Property Assets

Ewing, New Jersey & Ludwigshafen, Germany – June 29, 2016 - Universal Display Corporation (Nasdaq: OLED), enabling energy-efficient displays and lighting with its UniversalPHOLED® technology and materials, announced yesterday that through its wholly-owned subsidiary UDC Ireland Limited, it has acquired the OLED Intellectual Property (IP) assets of BASF SE (XETRA: BAS), the world’s leading chemical company. Representing 15 years of research and development, the assets include over 500 issued and pending patents around the world, in 86 patent families. Largely consisting of phosphorescent materials and technologies, BASF’s OLED portfolio has an average lifetime of 10 years. The purchase price for the acquisition is approximately €87 million.

“We are pleased to enhance our extensive key patents in phosphorescent materials with BASF’s complementary OLED IP portfolio,” said Steven V. Abramson, President and Chief Executive Officer of Universal Display. “One of our key objectives is to develop and deliver an all-phosphorescent emissive stack. We believe that this acquisition will help further these research efforts, principally in the development of commercial blue emissive systems. As a leading player in the OLED ecosystem with 20+ years of know-how and experience in emissive materials and technologies, we believe that we are best positioned to incorporate and leverage BASF’s IP assets into our existing broad and robust portfolio of 3,600+ issued and pending pa tents worldwide. We expect this acquisition to strengthen our commercial development pipeline of new and next-generation OLED systems and bring additional value to our customers and shareholders.”

BASF ceased its OLED research activities at the end of 2015 after a careful strategic examination. With the sale of the OLED IP assets, the withdrawal is finalized. “We are pleased that UDC will take forward the development and marketing of our OLED materials and technologies. We believe our IP and know-how fits perfectly into UDC’s patent portfolio and competencies and that UDC will be able to generate the most value for the OLED industry out of these combined phosphorescent technologies,” said Felix Goerth, Director Organic Electronics at BASF New Business GmbH.

Since its inception in 1994, Universal Display has invested close to $400 million in research and development to advance the company from a start-up to a leading player in the global OLED ecosystem. The Company continues to invest heavily in a number of strategic programs and is working with customers on developmental and commercial phosphorescent materials and OLED technologies. Universal Display continues to make progress on new and next-generation red, green, yellow and blue emitters and hosts, as well as expanding its core competencies of phosphorescent OLEDs (PHOLED) and other OLED technologies including OLED manufacturing processes and equipment. UDC expects the acquisition of BASF’s IP assets to further fortify its expansive global OLED intellectual property framework.

About BASF

At BASF, we create chemistry for a sustainable future. We combine economic success with environmental protection and social responsibility. The approximately 112,000 employees in the BASF Group work on contributing to the success of our customers in nearly all sectors and almost every country in the world. Our portfolio is organized into five segments: Chemicals, Performance Products, Functional Materials & Solutions, Agricultural Solutions and Oil & Gas. BASF generated sales of more than €70 billion in 2015. BASF shares are traded on the stock exchanges in Frankfurt (BAS), London (BFA) and Zurich (AN). Further information at www.basf.com.

About Universal Display Corporation

Universal Display Corporation (Nasdaq: OLED) is a leader in developing and delivering state-of-the-art, organic light emitting diode (OLED) technologies, materials and services to the display and lighting industries.  Founded in 1994, the Company currently owns or has exclusive, co-exclusive or sole license rights with respect to more than 4,100 issued and pending patents worldwide.  Universal Display licenses its proprietary technologies, including its breakthrough high-efficiency UniversalPHOLED® phosphorescent OLED technology that can enable the development of low power and eco-friendly displays and white lighting.  The Company also develops and offers high-quality, state-of-the-art UniversalPHOLED materials that are recognized as key ingredients in the fabrication of OLEDs with peak performance.  In addition, Universal Display delivers innovative and customized solutions to its clients and partners through technology transfer, collaborative technology development and on-site training.

Based in Ewing, New Jersey, with international offices in Ireland, South Korea, Hong Kong, Japan and Taiwan, Universal Display works and partners with a network of world-class organizations, including Princeton University, the University of Southern California, the University of Michigan, and PPG Industries, Inc.  The Company has also established relationships with companies such as AU Optronics Corporation, BOE Technology, DuPont Displays, Inc., Innolux Corporation, Kaneka Corporation, Konica Minolta Technology Center, Inc., LG Display Co., Ltd., Lumiotec, Inc., OLEDWorks LLC, OSRAM, Pioneer Corporation, Samsung Display Co., Ltd., Sumitomo Chemical Company, Ltd. and Tohoku Pioneer Corporation. To learn more about Universal Display, please visit http://www.oled.com.

Universal Display Corporation and the Universal Display logo are trademarks or registered trademarks of Universal Display Corporation.  All other company, brand or product names may be trademarks or registered trademarks.

# # #

All statements in this document that are not historical, such as those relating to Universal Display Corporation’s technologies and potential applications of those technologies, the Company’s expected results as well as the growth of the OLED market and the Company’s opportunities in that market, are forward-looking financial statements within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements in this document, as they reflect Universal Display Corporation’s current views with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated. These risks and uncertainties are discussed in greater detail in Universal Display Corporation’s periodic reports on Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, including, in particular, the section entitled “Risk Factors” in Universal Display Corporation’s annual report on Form 10-K for the year ended December 31, 2015. Universal Display Corporation disclaims any obligation to update any forward-looking statement contained in this document.

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(OLED-C)

Universal Display Contact:	BASF SE:
Darice Liu	Birgit Lau
investor@oled.com	birgit.lau@basf.com
media@oled.com	+49 621 60-20732
609-671-0980 x570

Universal Display Corporation erwirbt das
OLED-Patentportfolio der BASF

Ewing, New Jersey, USA und Ludwigshafen, Deutschland: 29.06.2016

Universal Display Corporation (NASDAQ: OLED), gab gestern (28.6.2016) bekannt, dass sie über ihre hundertprozentige Tochtergesellschaft UDC Ireland Limited das OLED-Patentportfolio der BASF SE, dem weltweit führenden Chemieunternehmen, erworben hat. UDC ermöglicht mit ihrer UniversalPHOLED®-Technologie und –Materialen energieeffiziente Bildschirme und Beleuchtung. Nach 15 Jahren Forschung und Entwicklung, umfasst das OLED-Patentportfolio der BASF mehr als 500 angemeldete und erteilte Patente in 86 Patentfamilien weltweit. Das hauptsächlich aus Technologien für phosphoreszente Materialien bestehende Portfolio hat eine durchschnittliche Restlaufzeit von 10 Jahren. Der Kaufpreis beträgt ca. 87 Millionen €.

„Wir freuen uns, dass wir unsere umfangreichen Schlüsselpatente für phosphoreszente Materialien durch das komplementäre OLED-Patentportfolio der BASF ergänzen können“, sagt Steven V. Abramson, President und Chief Executive Officer von Universal Display. „Eines unserer wichtigsten Ziele ist die Entwicklung und Vermarktung eines vollphosphoreszenten Emitter-Systems. Wir glauben, dass der Erwerb uns bei diesen Forschungsbemühungen, insbesondere bei der Entwicklung von marktreifen blauen Emittern, helfen wird. Als ein führendes Unternehmen im OLED-Geschäft mit mehr als 20 Jahren Erfahrung und Wissen bei emittierenden Materialien und Technologie glauben wir, dass wir sehr gut positioniert sind, um die BASF-

Patente in unser umfangreiches Portfolio aus mehr als 3,600 erteilten und angemeldeten Patenten weltweit zu integrieren und nutzbar zu machen. Wir erwarten, dass dieser Erwerb unsere kommerzielle Entwicklungspipeline für die nächsten Generationen von OLED-Systemen stärkt und zusätzlichen Wert für unsere Kunden und Aktionäre schafft.“

BASF hat nach sorgfältiger strategischer Prüfung ihre Forschungsaktivitäten im Bereich OLED Ende 2015 eingestellt. Mit dem Verkauf des OLED-Patentportfolios ist der Rückzug aus dem Arbeitsgebiet abgeschlossen. „Wir freuen uns, dass nun Universal Display Corporation die Entwicklung und Vermarktung unserer OLED-Materialien und -Technologien voranbringen wird. Wir glauben, dass unsere Patente und unser Know-how perfekt zu dem Patentportfolio und den Kompetenzen von UDC passen. UDC sollte aus dieser kombinierten Phosphoreszenz-Technologie den größten Wert für die OLED-Industrie generieren können”, erklärt Felix Goerth, Director Organic Electronics bei der BASF New Business GmbH.

Seit ihrer Gründung im Jahr 1994 hat Universal Display fast 400 Millionen US$ in die Forschung und Entwicklung investiert, um das Unternehmen von einem Start-up zu einem führenden Unternehmen im weltweiten OLED-Geschäft zu entwickeln. Das Unternehmen investiert weiterhin stark in eine Reihe von strategischen Programmen und arbeitet zusammen mit Kunden an der Entwicklung und Vermarktung von phosphoreszierenden Materialien und OLED-Technologien. Darüber hinaus verzeichnet Universal Display Fortschritte bei neuen roten, grünen, gelben und blauen Emittern und Matrixmaterialien der nächsten Generation, sowie bei der Erweiterung ihrer Kernkompetenzen hinsichtlich phosphoreszenten OLEDs (PHOLED) und anderer OLED-Technologien. Das gilt auch für OLED-Herstellprozesse und Ausrüstung. UDC erwartet, dass der Erwerb des BASF-Patentportfolios ihr umfassendes globales Patentportfolio weiter verstärkt.

Über BASF

BASF steht für Chemie, die verbindet – für eine nachhaltige Zukunft. Wir verbinden wirtschaftlichen Erfolg mit dem Schutz der Umwelt und gesellschaftlicher Verantwortung. Rund 112.000 Mitarbeiter arbeiten in der

BASF-Gruppe daran, zum Erfolg unserer Kunden aus nahezu allen Branchen und in fast allen Ländern der Welt beizutragen. Unser Portfolio haben wir in den Segmenten Chemicals, Performance Products, Functional Materials & Solutions, Agricultural Solutions und Oil & Gas zusammengefasst. BASF erzielte 2015 weltweit einen Umsatz von mehr als 70 Milliarden €. BASF ist börsennotiert in Frankfurt (BAS), London (BFA) und Zürich (AN). Weitere Informationen unter www.basf.com.

About Universal Display Corporation

Universal Display Corporation (Nasdaq: OLED) ist ein führendes Unternehmen in der Entwicklung von Technologien nach dem modernsten Stand der Technik. Darunter Materialien und Services für organische Leuchtioden (OLED) für die Display- und Beleuchtungsindustrie. Das Unternehmen wurde 1994 gegründet und besitzt Eigentums- sowie Lizenzrechte (exklusiv und teilexklusiv) an mehr als 4,100 erteilten oder angemeldeten Patenten weltweit. Universal Display lizensiert ihre firmeneigenen Technologien, einschließlich ihrer bahnbrechenden hoch-effizienten UniversalPHOLED® phosphoreszente OLED-Technologie zur Ermöglichung von energiesparenden und umweltfreundlichen Displays und Beleuchtungslösungen. Das Unternehmen entwickelt weltweit anerkannte UniversalPHOLED®-Materialien nach dem neusten Stand der Technik, die als Schlüsselmaterialien bei der Herstellung von OLEDs mit Spitzenleistungen angeboten werden. Zusätzlich ermöglicht Universal Display innovative, maßgeschneiderte Lösungen für ihre Kunden und Partner durch Technologietransfer, gemeinschaftliche Technologie-Entwicklung und Vor-Ort-Schulung.

Weitere Informationen unter: http://www.oled.com.